UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 23, 2012

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 15, 2011, Amgen Inc. (the “Company”) filed a Form 8-K announcing that Mr. Kevin W. Sharer, the Chairman of the Board and Chief Executive Officer of the Company, notified the Company of his plans to step down as Chief Executive Officer effective May 23, 2012. Mr. Sharer resigned as Chief Executive Officer effective May 23, 2012. Mr. Sharer has announced his intention to remain as Chairman of the Board and an employee of the Company until the end of 2012, at which time he intends to retire from the Board of Directors (the “Board) and the Company.

(c) On May 23, 2012, the Board of the Company appointed Mr. Robert A. Bradway, 49, to serve as the Company’s President and Chief Executive Officer, replacing Mr. Sharer. Previously, Mr. Bradway served as the Company’s President and Chief Operating Officer since May 2010. Mr. Bradway has served as a director of the Company since October 2011. Mr. Bradway joined the Company in 2006 as Vice President, Operations Strategy and served as Executive Vice President and Chief Financial Officer from April 2007 to May 2010. Prior to joining the Company, he was a Managing Director and Head of International Banking at Morgan Stanley in London since 2001 where he had responsibility for the firm’s banking department and corporate finance activities in Europe and focused on healthcare. Mr. Bradway has been a director of Norfolk Southern Corporation, a transportation company, since July 2011, serving on its Audit and Finance Committees.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 15, 2011, the Board approved an amendment to the Company’s Amended and Restated Bylaws of Amgen Inc. (the “Bylaws”), to be effective upon (i) the requisite affirmative vote on the amendment to the Amgen Inc. Restated Certificate of Incorporation, as amended, by the Company’s stockholders at the 2012 Annual Meeting of Stockholders and (ii) the filing of the Certificate of Amendment of Restated Certificate of Incorporation of Amgen Inc. with the Secretary of State of the State of Delaware by the Company.

The amendment to the Company’s Restated Certificate of Incorporation was approved by a majority of outstanding shares entitled to vote on the matter at the Company’s 2012 Annual Meeting of Stockholders (see Item 5.07 below) and the amendment to the Company’s Bylaws will be effective upon the filing of the Certificate of Amendment of Restated Certificate of Incorporation of Amgen Inc. with the Secretary of State of the State of Delaware.

The amendment to the Company’s Bylaws modifies Article III, Section 13 to enable stockholders to act by a consent in writing by stockholders as provided by, and subject to the limitations in, the Company’s Restated Certificate of Incorporation.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Bylaws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Stockholders on May 23, 2012. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 14 nominees for director were elected to serve a one-year term expiring at the Company’s 2013 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non- Votes
Dr. David Baltimore	592,738,380	5,325,693	1,016,958	83,374,675
Mr. Frank J. Biondi, Jr.	550,853,782	47,104,402	1,122,847	83,374,675
Mr. Robert A. Bradway	594,855,380	3,153,346	1,072,305	83,374,675
Mr. François de Carbonnel	594,904,797	2,809,872	1,366,362	83,374,675
Dr. Vance D. Coffman	583,715,625	14,289,662	1,075,744	83,374,675
Dr. Rebecca M. Henderson	595,496,648	2,526,790	1,057,592	83,374,675
Mr. Frank C. Herringer	554,220,493	43,758,590	1,101,948	83,374,675
Dr. Tyler Jacks	595,665,936	2,346,592	1,068,502	83,374,675
Dr. Gilbert S. Omenn	592,455,477	5,538,133	1,087,421	83,374,675
Ms. Judith C. Pelham	592,536,201	5,470,920	1,073,909	83,374,675
Admiral J. Paul Reason, USN (Retired)	553,974,279	43,997,667	1,109,084	83,374,675
Mr. Leonard D. Schaeffer	554,671,492	43,292,246	1,117,292	83,374,675
Mr. Kevin W. Sharer	583,293,788	14,785,108	1,002,134	83,374,675
Dr. Ronald D. Sugar	552,604,048	45,300,971	1,176,011	83,374,675

On May 23, 2012, the Board appointed Dr. Jacks, a newly elected director, to serve on the Corporate Responsibility and Compliance Committee.

Item 2 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012. No Broker Non-Votes resulted from the vote on this proposal.

For:	675,375,512
Against:	5,707,820
Abstain:	1,372,373

Item 3 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	522,121,442
Against:	68,448,304
Abstain:	8,511,284
Broker Non-Votes:	83,374,675

Item 4 – Approval of Amendment to Our Restated Certificate of Incorporation to Authorize Stockholder Action by Written Consent

The amendment to our Restated Certificate of Incorporation to authorize stockholder action by written consent was approved.

For:	547,610,266
Against:	48,233,361
Abstain:	3,237,403
Broker Non-Votes:	83,374,675

Item 5 - Stockholder Proposals

Stockholder Proposal #1

The stockholder proposal relating to an independent Chairman of the Board was not approved.

For:	249,686,984
Against:	347,080,465
Abstain:	2,313,582
Broker Non-Votes:	83,374,675

Stockholder Proposal #2

The stockholder proposal relating to transparency in animal use was not approved.

For:	30,710,829
Against:	406,466,548
Abstain:	161,903,654
Broker Non-Votes:	83,374,675

Stockholder Proposal #3

The stockholder proposal relating to a request for disclosure of lobbying policies and practices was not approved.

For:	115,810,933
Against:	349,634,477
Abstain:	133,635,620
Broker Non-Votes:	83,374,675

Stockholder Proposal #4

The stockholder proposal relating to the CEO to serve on a maximum of one other board was not approved.

For:	21,956,511
Against:	573,721,006
Abstain:	3,403,513
Broker Non-Votes:	83,374,675

No other matters were submitted for stockholder action.

A copy of the press release announcing the vote results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	First Amendment to the Amended and Restated Bylaws of Amgen Inc.

99.1	Press Release, dated May 23, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 23, 2012

	By:	/s/ David J. Scott
	Name:	David J. Scott
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	First Amendment to the Amended and Restated Bylaws of Amgen Inc.

99.1	Press Release, dated May 23, 2012